[State Street Image Appears in Background]

Investor and Analyst Forum

May 6, 2003

Boston, MA

{State Street Logo Appears Here]

STATE STREET

For Everything You Invest InSM

www.statestreet.com

State Street
Investor and Analyst Forum

5.06.03

STATE STREET.
For Everything You Invest In℠

Reminder

This presentation includes discussion of State Street Corporation's financial and business goals and strategies, which may be perceived as "forward-looking statements" as defined by Federal Securities Laws. Actual results could differ materially, and there can be no assurance that goals will be achieved. For a discussion of some of the factors that may affect State Street's goals, please see the 2002 annual report and subsequent SEC filings, especially the sections captioned "Financial Goals and Factors That May Affect Them," and any subsequent Securities and Exchange Commission filings.

STATE STREET

Agenda

Expanding Our Foundation for Growth	Fueling Our Growth	Financial Performance
David Spina	Ron Logue Jay Hooley	Ed Resch

Morning Program

STATE STREET.

Agenda

CONCURRENT		CONCURRENT	
Equity Trading Strategies	Performance Enhancing Technology	Investment Management Strategies	Wealth Manager Solutions
Stan Shelton	Joe Antonellis	Tim Harbert	Anne Tangen

Afternoon Sessions

Expanding Our Foundation for Growth

David A. Spina

STATE STREET.
For Everything You Invest In™

STATE STREET

State Street Is a World Leader in Financial Services

- Largest investment services provider with $7.9 trillion* in assets under custody
- Largest institutional investment manager with $788 billion* in assets under management
- Largest provider of securities lending services
- Premier provider of foreign exchange services

*As of March 31, 2003

STATE STREET

We Are an Important Part of the Global Financial Services Infrastructure

- We calculate over 30% of the mutual fund prices that are reported to the NASDAQ each day.
- We service 25% of U.S. pension funds and 40% of U.S. public funds.
- We service 24% of U.K. pension funds and pooled funds.
- We service 21% of German pension funds and pooled funds.

STATE STREET

Our Market Leadership Gives Us a Competitive Advantage

For Clients	**State Street is the only choice**
For State Street	**Enormous leverage**

STATE STREET

Strategic Opportunities

- Investment Operations Services
- Wealth Manager Services
- Alternative Investment Services
- Equity Execution
- Enhanced Indexing

STATE STREET

Strategic Opportunities

Same services to different client segments

- Investment Operations Services
- Wealth Manager Services
- Alternative Investment Services
- Equity Execution
- Enhanced Indexing

STATE STREET

Strategic Opportunities

Investment Operations Services

Wealth Manager Services

Alternative Investment Services

Equity Execution

Enhanced Indexing

New services to the same client base

STATE STREET

We Are a Trusted Partner to Many of the World's Top Investors

"Our State Street relationship epitomizes the definition of a strategic partnership. We utilize State Street for a number of services, including global custody, passive and active investment management, FX execution and the accounting system offered by their Princeton affiliate. We are pleased with their ability to provide multiple products, each at the quality level expected by our management team."

– Jean Frijns, CEO, ABP Investments

We Are Continuing to Grow

	CAGR 1997-2002
Total funds serviced	9.7%
European funds serviced	16.4%
Global assets managed	14.4%
Electronic shares traded	46.0%
Geographic markets served	5.8%

STATE STREET

We Are Continuing to Grow


Operating Earnings Per Share*
$
2.50
2.00
1.50
1.00
0.50
0.00
0.51
1.16
1.85
2.08
2.20
2.12
92
93
94
95
96
97
98
99
00
01
02

*Operating earnings as defined in State Street Corporation SEC filings.

STATE STREET

We Are a Growth Company

Primary Goal	▪ Sustainable real growth in earnings per share
Supporting Goals	▪ Revenue: 12.5% real CAGR, 2000-2010 ▪ Operating ROE: 13-15% in 2003 and 2004

STATE STREET

We Are Highly Focused … Yet Highly Diversified

Investment Servicing

Investment Management

Focus on sophisticated global investors

Research and Analytics

Trading Services

A diversified range of services

STATE STREET

Strategy for Continued Growth

1

Continue to grow share in core businesses

- Investment servicing
- Investment management
- Trading services
- Research and analytics

+

2

Invest in strategic opportunities

- Wealth manager services
- Alternative inv. services
- Investment ops. services
- Equity execution
- Enhanced indexing

+

3

Manage expenses

- Reduce operating expenses by $125 million by the end of 2003

STATE STREET

We Aspire to Be One of the World's Great Companies

- A trusted partner to our clients …
- Both global and local …
- Innovative and high performing …
- Growing …
- With staying power.

Questions?

STATE STREET.
For Everything You Invest In™

Fueling State Street's Growth

Ronald E. Logue
President and Chief Operating Officer

STATE STREET.
For Everything You Invest In™

STATE STREET

How We Are Fueling Our Growth

Integrating Global Securities Services (GSS)

Investing in Strategic Opportunities

Realigning Our Infrastructure and Absorbing New Business

STATE STREET

Integrating GSS

STATE STREET

Operating Goals Today

State Street Communications	Current Outlook
"…Pre-tax cost savings of approximately $125-150 million in the first full year after close…" – November 5, 2002	"State Street is ahead of schedule in reducing GSS expenses, and expects to meet or exceed its targets for cost savings." – April 15, 2003
"The company expects to reduce its overall workforce, primarily in the US, over a 12-18 month period beginning in June 2003, by approximately 1,000 employees." – February 12, 2003	Majority of headcount reductions slated for Q3 and Q4 2003, predominantly occurring in US Securities Services by year-end.
"…successfully migrate clients to State Street, retaining 90% of the total revenue…" – February 3, 2003	"Our integration of GSS is proceeding smoothly. We have met with clients representing more than 75% of GSS available revenue, and feel confident that these clients appreciate the value of State Street's commitment to investment servicing and the full spectrum of sophisticated services we provide. We began converting clients to our systems in February, and are planning to increase the pace of conversions substantially through this summer and fall." – April 15, 2003

STATE STREET

GSS Client Composition
% of Total Revenue
As of March 31, 2003

1,320 Total Clients
$1.9T Total AUC
$575M Total Revenue



29%
Remaining Clients
$170M
28%
Deutsche Asset Mgmt (DeAM)
$159M
$93M
16%
Top 26-100 Clients
$153M
27%
Top 25 Clients

- Top 100 clients plus DeAM represent 71% of total revenue
- 10-year contract for DeAM business

STATE STREET

Client Retention Outlook
DeAM
As of April 15, 2003

Total Revenue


100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%
28%

Retention Status


Revenue
$159M
Firm Commitment 100%

STATE STREET

Client Retention Outlook
Out of Scope
As of April 15, 2003

Total Revenue



Out of Scope
11%
100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%
11%
28%

Retention Status



Out of Scope 11%
$60M
Revenue
$159M
Firm Commitment 100%

STATE STREET

Client Retention Outlook
Top 25
As of April 15, 2003



Total Revenue
Out of Scope
11%
100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%
11%
18%
28%



Retention Status
Converted 2%
Firm Commitment 23%
In Discussion 28%
Revenue $153M
Lost 6%
Optimistic 41%

STATE STREET

Client Retention Outlook
Top 26 – 100
As of April 15, 2003

Total Revenue


Out of Scope
11%
100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%
11%
13%
18%
28%

Retention Status


Lost
4%
Converted
2%
Firm Commitment
33%
In Discussion
13%
Revenue
$93M
Optimistic
48%

STATE STREET

Client Retention Outlook
Remaining Clients
As of April 15, 2003

Total Revenue



Out of Scope
11%
100%
Remaining Client Relationships
29%
Top 26 - 100
16%
Top 25
27%
DeAM
28%
11%
79%
20%
13%
18%
28%

Retention Status



Firm Commitment 12%
Converted 11%
Lost 3%
Revenue $170M
In Discussion 28%
Optimistic 46%

STATE STREET.

Loss Status as of April 15, 2003

	Clients Lost	Assets ($B)	Revenue ($M)	% of Total Revenue
Top 25	1	19.5	5.3	.92%
Top 26-100	4	83.0	3.4	.59%
Remaining	30	45.3	5.2	.90%
Partial Losses	-	-	3.5	.60%
TOTAL	-	147.8	$17.4M	3.01%

STATE STREET

Other Announcements

State Street Communications	Current Outlook
"…State Street will make additional payments of up to an estimated € 300 million, based upon the performance of the acquired business…" – November 5, 2002 "…State Street will make additional payments of up to an estimated € 360 million, based upon the performance of the acquired business…" – January 31, 2003	"We've held back a significant portion of the purchase price. It was approximately €400 million that is available to be paid to Deutsche depending on how much of the client base and revenue we actually bring over. At the present time, we mentioned the run rate on revenues going down and that means that if it stays there, it's unlikely that we'd need to pay all the € 400." – April 15, 2003
"The restructuring costs associated with the acquisition are expected to be $90-110 million on a pretax basis…" – January 31, 2003	"The restructuring costs associated with the acquisition in 2003 are expected to be $90-$110 million on a pretax basis, approximately one-third of which were recorded in the first quarter." – April 15, 2003

STATE STREET

Projected Payment Schedule

		11/2002	01/31/2003	03/31/2003	01/31/2004
Assets		$2.2T**	$2.2T**	$1.9T	$XXT
Total Revenue*		$700M	$620M***	$575M***	$XX
Payment	PURCHASE PRICE	$1.5B	$1.5B		
	UPFRONT		$1.1B	→	→
	HOLDBACK	-	$400M		$XX

* Approximate total revenues are based on annualized projected results.

** Assets based on 8/31/02

*** Excludes delayed closings

STATE STREET.

Investing in Strategic Opportunities

Investment Management

Equity Trading Services

Alternative Investment Servicing

Investment Operations Services

Wealth Manager Services

STATE STREET

Investing in Strategic Opportunities

Investment Management

Business Update

- Less than 40 % of the 2002 revenue growth in SSgA's US business was in passive strategies.
- Nearly 38% of the business revenue growth was non-US
- Alternative global product set - - Assets in real estate, currency, global fixed income, and emerging markets all grew by more than 25% in 2002.
- Enhanced Equity Indexing established as a way to gain incremental return with controlled risk in all equity segments – US, non-US, and small cap.
- Assets in Enhanced Indexing increased 10 fold in past three years.

STATE STREET

Investing in Strategic Opportunities

Investment Management
04/01/2002 – 03/31/2003

Business Update	▪ Assets increased by $116.9 billion
Key Client Wins	▪ Banco Central de Chile ▪ BBC Pension Trust Limited ▪ Credit Suisse Private Banking ▪ Missouri Public Schools Retirement System ▪ Norges Bank ▪ NSTAR ▪ PGGM ▪ Royal Liver Assurance Limited ▪ Towers Perrin ▪ UPS ▪ Zorgverzereraar VGZ

STATE STREET

Investing in Strategic Opportunities

Equity Trading Services

Business Growth	▪ Net Equity Trading Revenue up 41%* ▪ Transition Management Revenue up 58%* ▪ Electronic Equity Trading Volumes (shares traded) up 75%*
Client Relationships	▪ Our top 100 clients control over 50% of the world's AUM** ▪ 19 of the world's 20 largest asset managers are our clients ▪ State Street has managed transitions for over 50% of Pensions & Investments Top 100 plan sponsors ▪ Over the past four years, 89% of our clients returned to perform another transition ▪ In 2002 we added and/or enhanced over 200 trading relationships and completed 700 transitions

*Year- over- year growth 12 months ending 03/31/03

**P&I Watson Wyatt World's Top 500 Money Managers as of 12/31/01

STATE STREET

Investing in Strategic Opportunities

Equity Trading Services

Leader in Transition Management

- Industry's largest Public Pension Fund Transition - $30 Billion
- Industry's largest Endowment Transition - $23 Billion
- A major transition for a large Public Fund in Japan
- Ratings in *Global Investor* 2003 Transition Management Survey
  - # 1 Best Risk Control
  - # 1 (tied) Best Operational Efficiency
  - # 2 Best Analysis and # 2 Best Reporting Capability
  - # 2 (tied) Best Liquidity

STATE STREET

Investing in Strategic Opportunities

Alternative Investment Servicing

Market Overview	▪ Hedge Fund Market Today = $650.0 billion* ▪ Projection by 2010 = Over $2.0 trillion**
Competitive Advantages	▪ Leverages existing expertise ▪ Serves existing client base ▪ Opens opportunities for a new client base

* As of YE 2002. Source: Van Hedge

** New River

STATE STREET

Investing in Strategic Opportunities

Alternative Investment Servicing

Business Update	▪ Purchased IFS in July 2002 ▪ Installed $10 billion in new assets currently servicing $45 billion
Key Client Wins	▪ CALPERS ▪ Wellington Hedge Management ▪ AQR Capital Management LLC ▪ Brevan Howard Asset Management LLP

STATE STREET

Investing in Strategic Opportunities

Investment Operations Services
04/01/2002 – 03/31/2003

Business Update

- Largest investment operations outsourcer currently servicing over $530 billion in assets globally
- The only investment operations provider supporting a global asset manager in six domiciles on a single platform

Key Client Wins

- J&W Seligman
- Swiss Life Asset Management (Belgium)

STATE STREET.

Investing in Strategic Opportunities

Wealth Manager Services

Strategy	▪ Outsourcing internal operations of global HNW investment managers ▪ Focused on two market segments
Private Client Outsourcing	▪ $27T held by high net worth individuals worldwide, estimated to grow 8-10% per year* ▪ Wealth managers looking for scaleable, integrated, global/local infrastructure, and dedicated partner
Managed Accounts	▪ Market growing 20%-30% per year with US$1T in assets estimated by 2005* ▪ Wealth managers looking for unlimited product distribution, operations capabilities and expertise, more control over trading and execution

* Source: The Boston Consulting Group-Global Wealth 2002

STATE STREET

Investing in Strategic Opportunities

Wealth Manager Services
04/01/2002 – 03/31/2003

Business Update	▪ Grown assets serviced from $0 to $94 billion in 12 months
Key Client Wins	▪ 16 new clients, including J & W Seligman ▪ Broad based success across all segments – 12 Private Clients – 8 US – 3 European – 1 Canadian – 4 Managed Accounts

State Street.

Realigning Our Infrastructure Absorbing New Business

STATE STREET

Deepening Employee Experience
Turnover Rate


25
20
15
10
5
0
22%
11%
11%
2000
2001
2002
% Turnover Rate

STATE STREET

Increasing Technology Capacity

	2000	2003	Change	%
Trades	1,554,156	2,051,101	496,945	32%
Portfolios	49,071	74,526	25,455	52%
Positions	2,287,519	3,251,852	964,333	42%
Total Storage (TB)	81	195	126	180%
Open Systems Servers	1,032	1,500	468	45%
CPU Processing in MIPS	7,861	12,279	4,418	56%

STATE STREET

Fueling State Street's Growth

Summing Up

GSS On -Track

New Businesses Growing Rapidly

Environment to Absorb Volume Is Right

Continue to Win Business Globally

Winning Worldwide

Joseph L. Hooley
Executive Vice President
Investor Services

STATE STREET.
For Everything You Invest In™

STATE STREET

How We Are Winning Worldwide

In A Difficult Environment

Growing Core Business

Deepening Market Share

Expanding the Market

Accelerating Growth in Europe

STATE STREET

Investor Services

New Relationships with Clients

01/01/2001 – 3/31/2002

Assets ($US billions)
$648

Key Client Wins

- ACE Insurance
- Assante Asset Management
- Canada Pension Plan Investment Board
- Columbia Management Group, Inc (Liberty Funds)
- Emory University
- Hawaii ERS
- Lord Abbett
- NYSTRS
- Nuveen
- State of North Carolina
- Strong Funds

Key European Wins

- ARAG
- Philips Pensioenfonds
- UBS Warburg

STATE STREET.

Investor Services

New Relationships with Clients

04/01/2002 – 03/31/2003

Assets ($US billions)
$355

Key Client Wins

AXA
Clarington Funds Inc.
James Irvine Foundation
Ohio Public Employee's Retirement System
Texas Municipal
Texas Teachers Retirement System

Key European Wins

Allianz Dresdner AM, Luxembourg
Aventis Pensionstreuhand e. V.
Deutscher Ring Versicherungen
Lifeyrissjodur Starfsmanna Rikisins
Second Swedish National Pension Fund
Swiss Life AM, Belgium
Tate & Lyle Group Pension Scheme

STATE STREET

Investor Services

New Relationships with Clients

Transfer Agency

01/01/2001 – 3/31/2002

# of Shareholder Accounts
2,534,236

Key Client Wins

Nuveen

Key European Wins

Investec
Scottish Amicable
St. James Place

STATE STREET

Investor Services
New Relationships with Clients
Transfer Agency

04/01/2002 – 03/31/2003

# of Shareholder Accounts

4,068,527

Key Client Wins

Alberta Treasury	Logix
Clarington	SEI
Calvert 529 Plan	TIAA 529 Plan Mississippi
Citigroup 529 Plans	T. Rowe Price
Lehman	Van Kampen Funds

Key European Wins

Allianz Dresdner	Royal London
Cofunds	Schroders UK
ISIS	Tunbridge Wells
Prudential/ M&G	

STATE STREET

Investor Services

Competitive Wins and Losses

	01/01/2001 – 03/31/2002		04/01/2002 – 03/31/2003	
	Assets Won From ($US billions)	Assets Lost To ($US billions)	Assets Won From ($US billions)	Assets Lost To ($US billions)
BoNY	67	56	10	41
Citibank	5	83	40	1
Deutsche	86	3	23	0
JPMorgan Chase	123	12	45	12
Northern	5	4	83	9
Mellon	20	9	13	33
PFPC	161	0	1	2
All Others	181	15	140	56
TOTAL	**648**	**182**	**355**	**154**

Investor Services

Accounting Wins

04/01/2002 – 03/31/2003

	Assets Related to Fund Accounting Servicing ($US billions)	Previous Provider
Scudder Investments	$135	Internal
G.E. Asset Management	$64	Internal
A Large Insurance Company	$30	Mellon
Schroders UK	$20	Deutsche
Dwight Asset Management	$15	Internal
Phoenix Life Insurance Company	$14	Internal
Minnesota Mutual	$5	Internal

STATE STREET

Summing Up
We are …

Winning Against Our Competition

Expanding our *'share of customer'*

Increasing Our Footprint in Europe

Financial Performance

Edward J. Resch
Executive Vice President and
Chief Financial Officer

STATE STREET.
For Everything You Invest In™

STATE STREET

Discussion

Financial Results

Building From a Solid Foundation

Expense Reductions

Financial Strength

Delivering Value to Stockholders

STATE STREET

Operating Results* – Q1 FY '03

Dollars in millions except per share data; shares in millions	Baseline	GSS	Operating
Fee Revenue	$694	$96	$790
All Other Revenue	247	(4)	243
Total Revenue	941	92	1,033
Total Expenses	705	92	797
Taxes	91	0	91
Net Income	$145	$0	$145
Diluted EPS	$0.46	$(0.02)	$0.44
Diluted Shares	318		332

*Operating results as defined in STT's SEC filings.

STATE STREET

Operating Results*

Q4 FY '02 v. Q1 FY '03

Dollars in millions except per share data; shares in millions	Dec. 31, 2002	March 31, 2003	%
Fee Revenue	$686	$790	+15%
All Other Revenue	266	243	-9%
Total Revenue	952	1033	+9%
Total Expenses	691	797	+15%
Taxes	87	91	+5%
Net Income	$174	$145	$-17%
Diluted EPS	$0.54	$0.44	-19%
Diluted Shares	326	332	+2%

*Operating results as defined in STT's SEC filings.

Building on a Solid Foundation

STATE STREET

Operating Revenue*


$ in millions
5,000
4,000
3,000
2,000
1,000
0
CAGR
15-year: 14%
10-year: 15%
5-year: 11%
$529
$987
$2,342
$3,944
$3962
**
$3867
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02

*Operating results as defined in STT's SEC filings.
** Impact of Corporate Trust business which was sold in December 2002

STATE STREET

Operating Earnings*


$ in millions
800
600
400
200
0
CAGR
15-year: 15%
10-year: 16%
5-year: 14%
$83
$160
$380
$606
$687
$719
$694
87
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02

*Operating results as defined in STT's SEC filings.
** Impact of Corporate Trust business which was sold in December 2002

Composition of Operating Fee Revenue


2000
7%
7%
18%
48%
20%
Inv. Services
Inv. Management
FX & Brokerage
Sec lending
Processing & other


2003 Q1
9%
7%
13%
55%
16%
Inv. Services
Inv. Management
FX & Brokerage
Sec lending
Processing & other

STATE STREET

Net Interest Revenue

- Moderate duration balance sheet
- Lower risk, lower reward
  - Low credit exposure
  - Reduced exposure to unexpected rate swings
- Unfavorable rate environment
- Service to our clients

STATE STREET

Spreads, Balance Sheet Size, and Net Interest Revenue

	3-month LIBOR Spread to Fed Funds	2-year Spread to Fed Funds	Average Balance Sheet
Q1 '02	17 bps	147 bps	$76.5B
Q4 '02	12 bps	45 bps	$84.8B
Q1 '03	8 bps	40 bps	$77.6B

STATE STREET.

Expense Reductions

STATE STREET

Operating Expenses*



$ in millions
3,500
3,000
2,500
2,000
1,500
1,000
500
0
CAGR
15-year: 15%
10-year: 15%
5-year: 10%
3-year: 7%
$371
$716
$1,734
$2,859
$2,841
**
$2784
87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02

* Operating results as defined in STT's SEC filings

** Impact of Corporate Trust business which was sold in December 2002

State Street Expense Reduction Plan

Goal: To Remove $125 Million in Cost This Year

- Management reduced rate of growth of expenses in '00, '01, and '02
- In 2003, we must plan to reduce expenses below $705 million of baseline expenses in Q1
  - Down $15 million in Q2
  - Down $55 million in Q3 & Q4
- Strategies
  - Reduce direct controllable expenses
  - Reduce headcount by up to 1800
  - Continue to invest in growth opportunities and client service

GSS Expense Reduction Plan

Goal: Reduce Ongoing Expenses by
$125-$150 Million in First Year of Operation
$50-$75 Million in Years Two and Three

- Convert significant number of clients in Q3 and Q4
  - Reduce headcount at Jersey City and Nashville
- Retire systems at those locations
- Convert UK accounting clients to STT system
  - Retire systems in London
- Close Jersey City and Nashville by Q3 FY04

STATE STREET

Financial Strength

STATE STREET

Average Balance Sheet Liabilities & Equity



$ in millions
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
$76,466
$84,842
$77,656
Foreign Deposits
Securities Sold/ Fed Funds
Savings / Time
LTD, Other Borrowings
Non-Interest Bearing, Other
Stockholders' Equity
Q1-02
Q4-02
Q1-03

STATE STREET

Average Balance Sheet
Assets


$ in millions
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
$76,466
$84,842
$77,656
Placements
Securities Purchased/
Fed Funds
Investment Portfolio
Loans
Non-Interest Earning
Q1-02
Q4-02
Q1-03

STATE STREET

Financial Guidelines

- Consistent, conservative management
- Opportunistic approach
- Maintain well-capitalized status
- Retain AA rating
- Use balance sheet for client activities

STATE STREET

1995-2002 Earnings Growth, Equity Growth, and ROE



%
30
28
26
24
22
20
18
16
14
12
10
8
6
4
2
0
16.7
18.1
20.6
20.6
20.1
20.7
18.9
17.1
1995
1996
1997
1998
1999
2000
2001
2002
Operating NIAT Growth
Average Equity Growth
Operating ROE

STATE STREET

Summary

- Build on a strong base
- Integrate GSS on plan to achieve $0.01 to $0.03 dilution per share
- Leverage balance sheet when appropriate
- Continue development of new initiatives
- Service one-third more assets with the same number of people as State Street employed in 2002

Performance-Enhancing Technology

Joseph Antonellis
Chief Information Officer

Investor and Analyst Forum
May 6, 2003

STATE STREET.
For Everything You Invest In™

STATE STREET

Technology is a Competitive Advantage for State Street

Scalability	▪ Can accommodate rapid increases in volume without affecting productivity or response time
Reliability	▪ Deliver consistent levels of excellence on time, every day
Global Reach	▪ Deliver capabilities to all major regions of the world
Continuous Availability	▪ Provide clients with unlimited access to information – any time, anywhere

STATE STREET

Four IT Priorities for 2003

1. Integration of Global Securities Services
2. Support of strategic initiatives
3. Increasing productivity
4. Ensuring business continuity

Integration of Global Securities Services

- Automated client conversion processes operational
- Incremental product development under way. Scope within capacity of existing resources
- Consolidating GSS onto State Street applications and platforms

Support of Strategic Initiatives

- Investment Operations Services
- Wealth Manager Services
- Equity Execution
- Alternative Investment Services

Increasing Productivity

Technology Asset Optimization

- Dynamic capacity on demand
- Asset utilization / reclamation tools and techniques
- Server consolidation and redeployment
- Network re-architecture

Increasing Productivity

Technology Asset Optimization	Vendor / Contract Savings
▪ Dynamic capacity on demand ▪ Asset utilization / reclamation tools and techniques ▪ Server consolidation and redeployment ▪ Network re-architecture	▪ Contract renegotiation ▪ Inventory / pricing reviews ▪ Benchmark assessments

STATE STREET

Increasing Productivity

Technology Asset Optimization	Vendor / Contract Savings	Process Improvements
▪ Dynamic capacity on demand ▪ Asset utilization / reclamation tools and techniques ▪ Server consolidation and redeployment ▪ Network re-architecture	▪ Contract renegotiation ▪ Inventory / pricing Reviews ▪ Benchmark assessments	▪ Consolidated, functional organizational model ▪ End-to-end process re-engineering ▪ Service delivery disciplines ▪ Centralized IT standards

STATE STREET

Straight-Through Processing

- Workflow technology and intelligent routing of trades
- Fully SWIFT 54 compliant
- Allows us to add GSS business with few additions to staff

Ensuring Business Continuity

Two Primary Computer Facilities	▪ Staffed 24 x 365 days per year ▪ Positioned geographically to counter disabling events ▪ Full relocation capability
Intra Data Center Recovery	▪ Move work among processors in event of processor failure ▪ Local high-availability servers as contingency for critical mid-range and open systems applications
Mainframe Recovery Methodology	▪ Remote copy for priority 1 and 2 applications ▪ Tape recovery for priority 3 applications

Questions?

STATE STREET.
For Everything You Invest In™

Thank You

STATE STREET.
For Everything You Invest In™

Growth Opportunities in Equity Trading

Stan Shelton
Executive Vice President

Investor and Analyst Forum
May 6, 2003

STATE STREET.
For Everything You Invest In™

STATE STREET

Today's Discussion

Why Now?

Why State Street?

The Opportunity

Equity Trading

STATE STREET

State Street's Strategic Initiatives

1. Investment Operations Services
2. Wealth Manager Services
3. Alternative Investment Services
4. Equity Execution

STATE STREET

Why Now?

Marketplace Trends Are Creating Demand for Our Approach

- Regulatory and client focus on best execution
  - Demand for more independent trading and research – unbundling research and execution
- Shift away from risk and capital-based trading models
- Consolidation and fragmentation

STATE STREET

Why Now?

What Asset Managers Want

- Independent trading and research – unbundling research and execution
- Reduced trading and trade execution expenses
- Fewer, trusted partners – value added turnkey approach
- Operating and trading efficiency – access to liquidity and crossing networks
- Risk management

STATE STREET

Why State Street?

State Street is a Trusted Partner

- Our top 100 clients control over 50% of the world's AUM*
- We have trading relationships with 19 of the world's 20 largest asset managers
- State Street has managed transitions for over 50% of Pensions & Investments Top 100 plan sponsors
- Over the past four years we have enjoyed repeat transition business with 89% of our clients
- In 2002 we added and/or enhanced over 200 trading relationships and completed 700 transitions
- We are a trusted partner of 80% of the world's major central banks

* Based on P&I Watson Wyatt World's Top 500 Money Managers as of 12/31/01

STATE STREET

Why State Street?

Anticipating and Meeting Our Client's Needs

- First to market with online electronic trading in foreign exchange market
  - Investment in Electronic Trading Systems – Crossing and Routing
- Pioneer of Valuable and Independent Research
  - State Street Associates
- Transformed Transition Management Business
  - From a transaction business to a relationship model

STATE STREET.

Why State Street?

Emphasis on Portfolio Strategy

Asset Owners	Asset Managers
▪ Portfolio restructuring	▪ Advanced research
▪ High internal crossing rates	▪ Strong trading relationships
▪ Low all-in execution costs	▪ Efficient electronic order execution and routing
▪ "Best in class" transaction cost analysis	▪ Electronic integrated suite of products and services
	▪ Low-cost STP execution

STATE STREET

Why State Street?

Bringing Natural Buyers and Sellers Together

Transition Management Benefits for Global Asset Owners

Execution Business Benefits for Global Money Managers

STATE STREET

Unlocks buy-side crossing potential

- Strong trading relationships
- High internal crossing rates
- Low all-in execution costs
- "Best in class" transaction cost analysis

- Advanced research based on proprietary data
- Strong trading relationships
- Efficient electronic order execution and routing
- Global Link integrated suite of products and services
- Low-cost STP execution

STATE STREET

The Opportunity

Size of the Market Opportunity



80
70
60
50
40
30
20
10
0
$25-30 Billion
$55-65 Billion
$60-70 Billion
Foreign Exchange
Fixed Income
Equities

Source: McKinsey

STATE STREET

The Opportunity

How We Are Changing the Transition Management Business

Pre-Trade Analysis

Execution of Equity Trades

Post-Trade Analysis

State Street Transition Management

Asset Reallocation
Portfolio Rebalancing
Benchmark Change
Manager Change

Market Leading Pre-Trade Analysis

Equity Trading
FX Trading
Fixed Income Trading
Futures Trading

Market Leading Post-Trade Analysis
Electronic Trading/Crossing Networks

STATE STREET

The Opportunity

Electronic Equities Trading



Electronic Equities – Shares Traded
CAGR = 46%
Number of Shares ($M)
3,000
2,500
2,000
1,500
1,000
500
0
1997
1998
1999
2000
2001
2002

STATE STREET

The Opportunity

Transition Management



Number of Transitions
CAGR = 48%
Assets Transitioned
CAGR = 59%
Number of Transitions
Assets Transitioned ($B)
800
700
600
500
400
300
200
100
0
250
200
150
100
50
0
1997
1998
1999
2000
2001
2002

STATE STREET.

The Opportunity

Equities Trading Revenue



Equities Trading Revenue
CAGR = 35%
% Growth over Base Year
500
450
400
350
300
250
200
150
100
50
0
1997
1998
1999
2000
2001
2002

STATE STREET

The Opportunity

Research and Electronic Trading Significant Market Share Growth in FX



1200
1000
800
600
400
200
0
FX Volume indexed to 1992
State Street
Institutional Investors
Corporate
Interbank
Launch independent research and FX Connect
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001

Source: The BIS Triennial Foreign Exchange Survey and State Street's FXMM Division

STATE STREET

Summary

Five Factors for Success

- Changing financial landscape
- Significant opportunity in equities
  - Leverage existing relationships
  - Ability to bring natural buyers and sellers together
- Integration of low-cost, scalable, high-margin trading model with unique and valuable research
- Connectivity
  - Global reach and efficient distribution capabilities via Global Link
- Proven strategy
  - 26% 6 year CAGR - FX Customer Volume
  - 59% 5 year CAGR - $ Value Assets Transitioned
  - 132% 3 year CAGR - FX Connect Volume

* Year over year growth 12 months ending 3/31/03

Wealth Manager Services
State Street's Quiet Success

Anne Tangen
Executive Vice President

STATE STREET.
For Everything You Invest In™

STATE STREET.

Discussion

Business Overview

Dynamics Transforming The Industry

Empowering Wealth Managers

State Street Wealth Manager Services

STATE STREET.

Growing Our Business From The Ground Up

Future

2003

Global Expansion Project completed

9 Implementations Underway

Global

Expansion of Product Development strategy

2002

First Managed Account client

First Canadian client

Leader

Unique platforms developed to address tiered wealth market requirements

First UK client

2001

Focus

First Private Client

2000

Current clients seek wealth management partnerships

State Street WMS Established

STATE STREET

Our Strategic Focus

Strategy	Private Client Outsourcing	Managed Accounts
▪ Outsourcing internal operations of global HNW investment managers ▪ Focused on two market segments	▪ $27T held by high net worth individuals worldwide, estimated to grow 8-10% per year in highly fragmented market* ▪ Wealth managers looking for scaleable, integrated, global/local infrastructure, and dedicated partner	▪ Market growing 20%-30% per year with US$1T in assets estimated by 2005** ▪ Wealth managers looking for operational efficiency in order to scale business

▪Source:Merrill Lynch/Cap Gemini World Wealth Report 2001

▪** Source: Cerulli Associates 2002

STATE STREET

Our Business Today

Growth	Operations	Team	Services
▪ Grown assets serviced from $0 to $94 billion in 12 months" ▪ Servicing 63,000 accounts	▪ Boston ▪ Los Angeles ▪ London ▪ New York ▪ Toronto	▪ Expanded team to 500 employees from a start-up group of 10 ▪ Experienced and proven leadership team	▪ Customized client service model ▪ Highly automated environment, supported by standard operational processes ▪ Scalable, efficient infrastructure

Growing Client Partnerships

Our Value Proposition	Our Client Partnerships
▪ Provide integrated, world-class, investment servicing solutions by leveraging State Street's global custodian network, private client expertise, superior technology and extensive product mix.	▪ 16 new clients, including J & W Seligman ▪ Broad based success across all segments – 12 Private Clients – 8 US – 3 European – 1 Canadian – 4 Managed Accounts

STATE STREET

Discussion

Business Overview

Dynamics Transforming The Industry

Empowering Wealth Managers

State Street Wealth Manager Services

STATE STREET

Dynamics Transforming the Wealth Management Industry

Regulatory framework

World economy

Client expectations

Technology requirements

Private client manager role

STATE STREET

Important Challenges

Tightening Profit Margins	Changing Demographics	Rapid Technology Advances


WWW
Interconnected Business

STATE STREET.

Discussion

Business Overview

Dynamics Transforming The Industry

Empowering Wealth Managers

State Street Wealth Manager Services

STATE STREET

Benefits of a Strategic Partnership

Efficiency

Cost control

Stay ahead of competition

Increase speed to market

Mitigate risk

STATE STREET

What Sets State Street Wealth Manager Services Apart

1. Deep experience and capabilities
2. Shared business vision
3. Provider of customize solutions
4. Accurately anticipate the future

Global Expertise In Practice

J. & W. Seligman

Overview	State Street Partnership
▪ $25 billion in assets under management ▪ State Street provides institutional and managed accounts servicing	▪ Ability to grow the business without the cost of operational resource and technology infrastructure required ▪ Access to cost effective and flexible solutions ▪ Opportunity to partner with market leaders - strong institutional brand State Street/DST

STATE STREET

Global Expertise In Practice

Private Client Investment Manager

One of the top 10 global institutional investment managers

Overview

- $8 billion in assets under management
- First time company ever outsourced any function
- 18-month decision-making process with both back and most of middle office functions now serviced by State Street

State Street Partnership

- Provide a comprehensive service solution to support aggressive growth strategy
- Building on a successful relationship – viewing partnership in synergistic way – 'we are the same team.'
- Introduced a predictable cost model adding significant automation to a previously manual environment

STATE STREET

Creating Value For Clients and Stockholders

- We are a trusted strategic partner
- We earn the confidence of our clients
- We are focused on being the market leader in providing wealth managers the operational and technological capabilities they require
- We are well positioned to provide valuable services to wealth managers worldwide

SSgA

State Street Global Advisors

Timothy B. Harbert

Investor and Analyst Forum
May 6, 2003

STATE STREET.
For Everything You Invest In™

STATE STREET

State Street Global Advisors

Scale and Scope

North America

- ● Atlanta, GA
- ▲ Bellevue, WA
- ● Boca Raton, FL
- ■ Boston, MA World Hdqtrs
- ● ▲ Chicago, IL
- ▲ Clearwater, FL
- ● Hartford, CT
- ● Los Angeles, CA
- ● Manchester, NH
- ■ Montreal, Canada
- ● New York, NY
- ● Osterville, MA
- ▲ Purchase, NY
- ● San Francisco, CA
- ▲ Stamford, CT
- ● Toronto, Canada

Europe/South Africa

- ● Brussels, Belgium
- ▲ ■ London, United Kingdom
- ▲ Moscow, Russia
- ■ Munich, Germany
- ■ Paris, France
- ▲ Prague, Czech Republic
- ● Zurich, Switzerland

Latin America

- ● Santiago, Chile

Asia/Pacific/Middle East

- ▲ Bangkok, Thailand
- ● Dubai, United Arab Emirates
- ■ Hong Kong, China
- ▲ ● Seoul, Korea
- ▲ ■ Singapore
- ■ Sydney, Australia
- ■ Tokyo, Japan

■ Investment Center
● Marketing/Client Service Office
▲ Global Alliance Company

Staff: 1,679 people, 31 locations, 16 non-U.S. sites, 9 investment centers, 9 Global Alliance Centers

Client Relationships: over 2,500 institutional clients; over 4,500 high net worth clients

Investment Professionals: 431

STATE STREET.

SSgA Assets Under Management

1986 – 2003


[$ billion]
800
700
600
500
400
300
200
100
0
26
27
38
57
66
89
111
142
161
227
292
390
485
667
711
775
763
788
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
Mar-03

STATE STREET

SSgA Institutional Net New Business

Assets in billions
2000 – 2003


$80
$70
$60
$50
$40
$30
$20
$10
$0
$73
$52
$77
$21
2000
2001
2002
Mar-03

SSgA Assets Under Management

Decrease of 2.5% in Assets Under Management as of March 31, 2003


Passive Equities
Active Equities
Employer Securities
Fixed Income
Money Market
$230
$401
$55
$76
$46
$260
$351
$76
$54
$47

Total AUM of $807.7 billion
March 31, 2002

Total AUM of $787.5 billion
March 31, 2003

STATE STREET.

SSgA Product Mix

Different strategies designed to meet investor risk preferences


Active Return
Active Risk
Passive
Enhanced
Quantitative Active
Fundamental Active
Alternatives
Private Equity
Long-Short Equity
Leveraged Real Estate
Hedge Funds

STATE STREET

Consistent Outperformance in Up and Down Markets

Annualized returns for the period ending March 31, 2003, in U.S. dollars**	1 Year	3 Years	5 Years	10 Years	Since Inception
US Index Plus Composite	-22.74%	-14.78%	-2.42%	9.25%	9.51%
S&P 500 Index	-24.76	-16.09	-3.77	8.53	8.68
Value Added	2.02	1.31	1.35	0.72	0.83



[%]
50
40
30
20
10
0
-10
-20
-30
8.52
7.70
0.77
1.32
36.30
37.58
23.81
22.96
35.22
33.36
29.42
28.58
22.10
21.04
-8.62
-9.10
-10.63
-11.89
-20.38
-22.09
-2.49
-3.15
1993*
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003 YTD
U.S. Index Plus Composite
S&P 500 Index

* Partial Year: Inception: March 1993

** See accompanying notes on page 12

STATE STREET.

SSgA Distribution

Direct

- Defined Benefit
- Defined Contribution
- Foundations and Endowments
- Central Banks
- High Net Worth

Indirect

- Sub-advisory
- Registered funds
  - US mutual funds
  - Balzac Funds
  - Dublin
  - Luxembourg
  - Japan
- Exchange Traded Funds
- Managed accounts

STATE STREET

Profitable Growth

- Consolidating fund offerings
- Reviewing staffing levels and locations globally
- Reviewing product lines
- Enhancing operational infrastructure
- Reducing direct controllable expenses

SSgA Competitive Strengths

- Leading manager of index products, currency overlay, tax-exempt assets, exchange traded funds
- Client retention rate that is substantially better than industry norm
- World-wide scale, size, and global reach
- Presence of experienced, local professionals strengthens position in Non U.S. Offices
- Manager consolidation creates opportunities
- Comprehensive product array utilized in each market, including:
  - Local strategy and vehicle offerings
  - Local sales and client service
- State Street cross-sell

In Summary

- Diversified asset classes
- Diversified geographies
- Diversified investment styles
- Diversified client composition

STATE STREET.

Notes

** The performance on page 7 reflects a composite based on all discretionary institutional accounts managed by SSgA, using this investment strategy, managed relative to the same or similar benchmark, with similar risk and return guidelines. There is no minimum account size required for inclusion in the composite. New accounts are added to the composite upon the first full calendar month of operation and closed accounts are removed from the composite after the account's last full month of operation.
The composite was created on March 31, 1993. As of March 31, 2003, the composite included 14 accounts totaling $5,505,672,101 in assets.

Historic performance is not necessarily indicative of actual future investment performance, which could differ substantially. The performance figures contained herein are provided on a gross of fees basis only, but net of administrative costs. For example, if an annualized gross return of 10% was achieved over a 5-year period and a management fee of 1% per year was charged and deducted annually, then the resulting return would be reduced from 61% to 54%. The performance includes the reinvestment of dividends and other corporate earnings and is calculated in US dollars.

The benchmark used is the S&P 500 Index. Widely regarded as the standard for measuring large-cap U.S. stock market performance, this popular index includes a representative sample of leading companies in leading industries. The S&P 500 is used by 97% of U.S. money managers and pension plan sponsors. More than $1 trillion is indexed to the S&P 500. The index returns are unmanaged and do not reflect the deduction of any fees or expenses. The index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income. Standard & Poor's S&P 500® Index is a registered trademark of Standard & Poor's, a division of the McGraw-Hill Companies, Inc.

Not all products will be available to all investors, please contact SSgA for further information regarding this strategy.

STATE STREET.

Thank You